Exhibit 10.56

SECOND AMENDMENT TO THE

NEIMAN MARCUS, INC.

MANAGEMENT EQUITY INCENTIVE PLAN

This Second Amendment to the Neiman Marcus, Inc. Management Equity Incentive Plan (the “Amendment”) is made effective as of November 16, 2009, by Neiman Marcus, Inc., a Delaware corporation (formerly known as Newton Acquisition, Inc.) (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company established the Newton Acquisition, Inc. Management Equity Incentive Plan (the “Plan”) effective as of November 29, 2005; and

WHEREAS, the Company subsequently amended the Plan effective January 1, 2009 for compliance with Internal Revenue Code Section 409A and to change the name of the Plan to the Neiman Marcus, Inc. Management Equity Incentive Plan; and

WHEREAS, the Company now desires to amend the definitions of Fair Value Option and Performance Option under the Plan to allow more flexibility in the design of the awards, and to make certain other related changes;

NOW, THEREFORE, pursuant to the authority reserved in Section 4.12, the Plan is amended as follows:

1.             Section 2(a) of the Plan is hereby amended and restated in its entirety as follows:

(a)           “Accreting Exercise Price” shall mean, with respect to an Option, except as otherwise provided in a Participant’s Stock Option Grant Agreement, an Exercise Price that increases at a 10.00% compound rate on each anniversary of the Grant Date of such Option until the earlier to occur of (i) Exercise of such Option, (ii) the fifth anniversary of the Grant Date of such Option, and (iii) the occurrence of a Change of Control of the Company; provided, however, that the Exercise Price shall cease to increase as provided herein on a portion of the outstanding Performance Options following the sale by the Majority Stockholder of shares of Common Stock as follows:  the pro rata portion of the Performance Options held by a Participant with respect to which the Exercise Price shall cease to increase shall be the portion of the Performance Options that bears the same ratio to the total Performance Options held by a Participant as the total number of shares of Common Stock sold by the Majority

Stockholder bears to the total number of shares of Common Stock owned by the Majority Stockholder immediately prior to such sale.

2.             Section 2(r) of the Plan is hereby amended and restated in its entirety as follows:

(r)  “Fair Value Option” shall mean, except as otherwise provided in a Participant’s Stock Option Grant Agreement, an Option with a fixed Exercise Price equal to the Fair Market Value of the underlying Common Stock on the Grant Date.

3.             Section 2(cc) of the Plan is hereby amended and restated in its entirety as follows:

(cc)  “Performance Option” shall mean, except as otherwise provided in a Participant’s Stock Option Grant Agreement, an Option with an Accreting Exercise Price that starts at the Fair Market Value of the underlying Common Stock on the Grant Date.

4.             Section 2(kk) of the Plan is hereby amended and restated in its entirety as follows:

(kk)         “Stock Option Grant Agreement” shall mean an agreement which is entered into by a Participant and the Company evidencing the Grant of an Option pursuant to the Plan in substantially the same form as one of the agreements attached hereto as Exhibit A or such other agreement form as may be approved by the Board.

5.             The second to last sentence of Section 4.4(a) is hereby amended and restated in its entirety as follows:

Unless otherwise specified in a Participant’s Stock Option Grant Agreement, the portion of an Option that vests on any Vesting Date will be allocated equally among the portion of the Option that is a Fair Value Option and the portion of the Option that is a Performance Option.

6.             Exhibit A to the Plan is hereby amended by the addition of the forms of Stock Option Grant Agreement attached hereto as Exhibit A.

7.             Except as otherwise specifically set forth herein, all other terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by its duly authorized officer on this the 16th day of November 2009.

NEIMAN MARCUS, INC.

By:	/s/ Nelson A. Bangs
Senior Vice President

Exhibit A

Form of

AMENDED AND RESTATED

STOCK OPTION GRANT AGREEMENT
(Non-Qualified Stock Option)

This Amended and Restated Stock Option Grant Agreement (the “Agreement”) is made effective as of this            day of                               , 2009 between Neiman Marcus, Inc. (the “Company”) and                                                    (the “Participant”).

WHEREAS, the Company has adopted and maintains the Neiman Marcus, Inc. Management Equity Incentive Plan, as amended (the “Plan”);

WHEREAS, the Plan provides for the grant to Participants in the Plan of Non-Qualified Stock Options to purchase shares of Common Stock of the Company;

WHEREAS, the Company previously granted a Non-Qualified Stock Option to the Participant pursuant to the Plan evidenced by a Stock Option Grant Agreement dated as of                               , 20      , that contained both a Performance Option and a Fair Value Option (the “Original Option”);

WHEREAS, the Stock Option Grant Agreement with respect to the Original Option was amended effective January 1, 2009;

WHEREAS, the Fair Market Value of the shares of Common Stock subject to the Original Option is less than the Exercise Price of the Original Option immediately prior to the effectiveness of this Agreement;

WHEREAS, pursuant to an exchange offer accepted by the Participant, the Company and the Participant have cancelled the portion of the Original Option that is a Performance Option as consideration for the grant of a new Performance Option as provided herein;

WHEREAS, the Company has approved the modification of the Expiration Date of the Original Option with respect to both the Performance Option and the Fair Value Option; and

WHEREAS, the portion of the Original Option that is a Fair Value Option shall otherwise remain unchanged;

NOW, THEREFORE, pursuant to the authority reserved in Section 4.12 of the Plan and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree to amend and restate the Stock Option Grant Agreement with respect to the Original Option in its entirety as follows:

1.             Incorporation of Plan.  All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. All capitalized terms used and not defined herein shall have the meaning given to such terms in the Plan.

2.             Grant of Options.  Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company hereby restates the prior grant to the Participant of a Fair Value Option with respect to                      shares of Common Stock of the Company and now hereby grants to the Participant a new Performance Option with respect to                      shares of Common Stock of the Company, such that the total number of shares of Common Stock of the Company granted to the Participant hereunder as a Non-Qualified Stock Option is                      shares (the “Option”).

3.             Grant Date.  The Grant Date of the Performance Option hereby granted is                               , 2009. The Grant Date of the Fair Value Option shall remain                               , 20      .

4.             Exercise Price.

(a)           The Exercise Price of each share of Common Stock underlying the portion of the Option that is a Fair Value Option is $                    .

(b)           The Exercise Price of each share of Common Stock underlying the portion of the Option that is a Performance Option shall be an increasing amount starting with $                     on the Grant Date and increasing at a 10.00% compound rate on each anniversary of the Grant Date of such Performance Option until the earlier to occur of (i) the exercise of the Option, (ii) the fourth anniversary of the Grant Date of such Performance Option, or (iii) the occurrence of a Change of Control of the Company; provided, however, that the Exercise Price shall cease to increase as provided herein on a portion of the outstanding Performance Option following the sale by the Majority Stockholder of shares of Common Stock as follows:  the pro rata portion of the Performance Option held by a Participant with respect to which the Exercise Price shall cease to increase shall be the portion of the Performance Option that bears the same ratio to the total Performance Option held by a Participant as the total number of shares of Common Stock sold by the Majority Stockholder bears to the total number of shares of Common Stock owned by the Majority Stockholder immediately prior to such sale.

5.             Vesting Date.

(a)           The Fair Value Option shall become exercisable as follows:  20% of the shares underlying such Fair Value Option shall vest and become exercisable on the first anniversary of the Grant Date of such Fair Value Option and the remaining portion of the Fair Value Option shall vest and become exercisable in forty-eight (48) equal monthly installments over the forty-eight (48) months following the first anniversary of the Grant Date of such Fair Value Option, beginning on the one-month anniversary of such first anniversary, until 100% of the Fair Value Option is fully vested and exercisable thereafter, provided that the Participant is still employed by the Company on each such anniversary.

(b)           The Performance Option shall become exercisable as follows:  25% of the shares underlying such Performance Option shall vest and become exercisable on the first anniversary of the Grant Date of such Performance Option and the remaining portion of the Performance Option shall vest and become exercisable in thirty-six (36) equal monthly installments over the thirty-six (36) months following the first anniversary of the Grant Date of such Performance Option, beginning on the one-month anniversary of such first anniversary, until 100% of the Performance Option is fully vested and exercisable thereafter, provided that the Participant is still employed by the Company on each such anniversary.

6.             Expiration Date.  With respect to the Option or any portion thereof which has not become exercisable, the Option shall expire on the date the Participant’s Employment is terminated for any reason, and with respect to the Option or any portion thereof which has become exercisable, the Option shall expire (i) 90 days after the Participant’s termination of Employment for reasons other than Retirement, Cause, death or Disability; (ii) one year after termination of the Participant’s Employment by reason of Retirement, death or Disability; (iii) as of the commencement of business on the date the Participant’s Employment is, or is deemed to have been, terminated for Cause; or (iv) on                               , 2017, if the Option has not previously expired for any of the reasons specified above in this Section 6.

7.             Certain Rights on a Change of Control.  If (a) a Change of Control occurs, (b) the surviving corporation following such Change of Control is an entity for whose stock there is no Public Market, (c) the surviving corporation assumes the Participant’s outstanding Options in connection with such Change of Control and such Options convert into options to purchase common stock or other equity interests of the surviving corporation (the “Assumed Options”) and (d) the Participant thereafter experiences a Qualifying Termination at any time prior to the occurrence of an Initial Public Offering of the surviving corporation, the Participant will be entitled to sell to the Company or such surviving corporation, within ninety (90) days of such Qualifying Termination, all or any portion of the Assumed Options that the Participant had not exercised at the time of such sale and elects to sell to the Company or such surviving corporation (the “Eligible Assumed Options”), and the Company or such surviving corporation will be obligated to purchase from the Participant, in full satisfaction of the Participant’s rights with respect to such Eligible Assumed Options, all such Eligible Assumed Options, for a price equal to the aggregate fair market value, as determined in accordance with Treas. Reg. § 1.409A-1(b)(5)(iv), of the shares of common stock or other equity interests underlying such Eligible Assumed Options, minus the aggregate exercise price of such Eligible Assumed Options that such Participant would have been required to pay in order to exercise such Eligible Assumed Options.

8.             Construction of Agreement.  Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action. It is intended that the Option be exempt from Code Section 409A, and this Agreement shall be administered and construed to the fullest extent possible to reflect and implement such intent.

9.             Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of, or acquiescence in, any such breach or default, or any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

10.           Limitation on Transfer.  The Option shall be exercisable only by the Participant or the Participant’s Permitted Transferee(s), as determined in accordance with the terms of the Plan (including without limitation the requirement that the Participant obtain the prior written approval by the Board of any proposed Transfer to a Permitted Transferee during the lifetime of the Participant). Each Permitted Transferee shall be subject to all the restrictions, obligations, and responsibilities as apply to the Participant under the Plan and this Agreement and shall be entitled to all the rights of the Participant under the Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the Option shall become exercisable and/or expire based on the employment and termination of employment of the Participant. All shares of Common Stock obtained pursuant to the Option granted herein shall not be transferred except as provided in the Plan and, where applicable, the Management Stockholders’ Agreement.

11.           Integration.  This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the Plan. This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

12.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13.           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the provisions governing conflict of laws.

14.           Participant Acknowledgment.  The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board in respect of the Plan, this Agreement and the Option shall be final and conclusive. The Participant further acknowledges that, prior to the existence of a Public Market, no exercise of the Option or any portion thereof shall be effective unless and until the Participant has executed the Management Stockholders’ Agreement and the Participant hereby agrees to be bound thereby.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer and said Participant has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement, the Plan and the Management Stockholders’ Agreement as of the day and year first written above.

NEIMAN MARCUS, INC.

By:

PARTICIPANT

[Participant’s Name]

Form of

SECOND AMENDED AND RESTATED

STOCK OPTION GRANT AGREEMENT
(Non-Qualified Stock Option)

This Second Amended and Restated Stock Option Grant Agreement (the “Agreement”) is made effective as of this            day of                               , 2009 between Neiman Marcus, Inc. (the “Company”) and                                                    (the “Participant”).

WHEREAS, the Company has adopted and maintains the Neiman Marcus, Inc. Management Equity Incentive Plan, as amended (the “Plan”);

WHEREAS, the Plan provides for the grant to Participants in the Plan of Non-Qualified Stock Options to purchase shares of Common Stock of the Company;

WHEREAS, the Company previously granted a Non-Qualified Stock Option to the Participant pursuant to the Plan evidenced by a Stock Option Grant Agreement dated as of                               , 20      , that contained both a Performance Option and a Fair Value Option (the “Original Option”);

WHEREAS, the Stock Option Grant Agreement with respect to the Original Option was amended effective January 1, 2009;

WHEREAS, the Stock Option Grant Agreement with respect to the Original Option was amended and restated effective as of                               , 2009 (the “Amended and Restated Stock Option Grant Agreement”) to reflect the exchange of the Performance Option and to modify the Expiration Date of both the Performance Option and the Fair Value Option;

WHEREAS, the Fair Market Value of the shares of Common Stock subject to the Fair Value Option is less than the Exercise Price of the Fair Value Option immediately prior to the effectiveness of this Agreement;

WHEREAS, the Company and the Participant have agreed to cancel the Fair Value Option as consideration for the grant of a new Fair Value Option as provided herein; and

WHEREAS, the Performance Option shall remain unchanged;

NOW, THEREFORE, pursuant to the authority reserved in Section 4.12 of the Plan and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree to amend and restate the Amended and Restated Stock Option Grant Agreement in its entirety as follows:

1.             Incorporation of Plan.  All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. All capitalized terms used and not defined herein shall have the meaning given to such terms in the Plan.

2.             Grant of Options.  Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company hereby restates the prior grant to the Participant of a Performance Option with respect to                      shares of Common Stock of the Company and now hereby grants to the Participant a new Fair Value Option with respect to                      shares of Common Stock of the Company, such that the total number of shares of Common Stock of the Company granted to the Participant hereunder as a Non-Qualified Stock Option is                      shares (the “Option”).

3.             Grant Date.  The Grant Date of the Fair Value Option hereby granted is                               , 2009. The Grant Date of the Performance Option shall remain                               , 2009.

4.             Exercise Price.

(a)           The Exercise Price of each share of Common Stock underlying the portion of the Option that is a Fair Value Option is $                    .

(b)           The Exercise Price of each share of Common Stock underlying the portion of the Option that is a Performance Option shall be an increasing amount starting with $                     on the Grant Date and increasing at a 10.00% compound rate on each anniversary of the Grant Date of such Performance Option until the earlier to occur of (i) the exercise of the Option, (ii) the fourth anniversary of the Grant Date of such Performance Option, or (iii) the occurrence of a Change of Control of the Company; provided, however, that the Exercise Price shall cease to increase as provided herein on a portion of the outstanding Performance Option following the sale by the Majority Stockholder of shares of Common Stock as follows:  the pro rata portion of the Performance Option held by a Participant with respect to which the Exercise Price shall cease to increase shall be the portion of the Performance Option that bears the same ratio to the total Performance Option held by a Participant as the total number of shares of Common Stock sold by the Majority Stockholder bears to the total number of shares of Common Stock owned by the Majority Stockholder immediately prior to such sale.

5.             Vesting Date.

(a)           The Fair Value Option shall become exercisable as follows:  25% of the shares underlying such Fair Value Option shall vest and become exercisable on                               , 2010 and the remaining portion of the Fair Value Option shall vest and become exercisable in thirty-six (36) equal monthly installments over the following thirty-six (36) months, beginning on the one-month anniversary of such date, until 100% of the Fair Value Option is fully vested and exercisable thereafter, provided that the Participant is still employed by the Company at such time.

(b)           The Performance Option shall become exercisable as follows:  25% of the shares underlying such Performance Option shall vest and become exercisable on the first anniversary of the Grant Date of such Performance Option and the remaining portion of the Performance Option shall vest and become exercisable in thirty-six (36) equal monthly installments over the thirty-six (36) months following the first anniversary of the Grant Date of such Performance Option, beginning on the one-month anniversary of such first anniversary, until 100% of the Performance Option is fully vested and exercisable thereafter, provided that the Participant is still employed by the Company on each such anniversary.

6.             Expiration Date.  With respect to the Option or any portion thereof which has not become exercisable, the Option shall expire on the date the Participant’s Employment is terminated for any reason, and with respect to the Option or any portion thereof which has become exercisable, the Option shall expire (i) 90 days after the Participant’s termination of Employment for reasons other than Retirement, Cause, death or Disability; (ii) one year after termination of the Participant’s Employment by reason of Retirement, death or Disability; (iii) as of the commencement of business on the date the Participant’s Employment is, or is deemed to have been, terminated for Cause; or (iv) on                               , 2017, if the Option has not previously expired for any of the reasons specified above in this Section 6.

7.             Certain Rights on a Change of Control.  If (a) a Change of Control occurs, (b) the surviving corporation following such Change of Control is an entity for whose stock there is no Public Market, (c) the surviving corporation assumes the Participant’s outstanding Options in connection with such Change of Control and such Options convert into options to purchase common stock or other equity interests of the surviving corporation (the “Assumed Options”) and (d) the Participant thereafter experiences a Qualifying Termination at any time prior to the occurrence of an Initial Public Offering of the surviving corporation, the Participant will be entitled to sell to the Company or such surviving corporation, within ninety (90) days of such Qualifying Termination, all or any portion of the Assumed Options that the Participant had not exercised at the time of such sale and elects to sell to the Company or such surviving corporation (the “Eligible Assumed Options”), and the Company or such surviving corporation will be obligated to purchase from the Participant, in full satisfaction of the Participant’s rights with respect to such Eligible Assumed Options, all such Eligible Assumed Options, for a price equal to the aggregate fair market value, as determined in accordance with Treas. Reg. § 1.409A-1(b)(5)(iv), of the shares of common stock or other equity interests underlying such Eligible Assumed Options, minus the aggregate exercise price of such Eligible Assumed Options that such Participant would have been required to pay in order to exercise such Eligible Assumed Options.

8.             Construction of Agreement.  Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action. It is intended that the Option be exempt from Code Section 409A, and this Agreement shall be administered and construed to the fullest extent possible to reflect and implement such intent.

9.             Delays or Omissions.  No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of, or acquiescence in, any such breach or default, or any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

10.           Limitation on Transfer.  The Option shall be exercisable only by the Participant or the Participant’s Permitted Transferee(s), as determined in accordance with the terms of the Plan (including without limitation the requirement that the Participant obtain the prior written approval by the Board of any proposed Transfer to a Permitted Transferee during the lifetime of the Participant). Each Permitted Transferee shall be subject to all the restrictions, obligations, and responsibilities as apply to the Participant under the Plan and this Agreement and shall be entitled to all the rights of the Participant under the Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the Option shall become exercisable and/or expire based on the employment and termination of employment of the Participant. All shares of Common Stock obtained pursuant to the Option granted herein shall not be transferred except as provided in the Plan and, where applicable, the Management Stockholders’ Agreement.

11.           Integration.  This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the Plan. This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

12.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13.           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the provisions governing conflict of laws.

14.           Participant Acknowledgment.  The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Board in respect of the Plan, this Agreement and the Option shall be final and conclusive. The Participant further acknowledges that, prior to the existence of a Public Market, no exercise of the Option or any portion thereof shall be effective unless and until the Participant has executed the Management Stockholders’ Agreement and the Participant hereby agrees to be bound thereby.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer and said Participant has hereunto signed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement, the Plan and the Management Stockholders’ Agreement as of the day and year first written above.

NEIMAN MARCUS, INC.

By:

PARTICIPANT

[Participant’s Name]